                                                                   EXHIBIT 99.20

                             STATEMENT OF RESOLUTION
                 ESTABLISHING AND DESIGNATING A SERIES OF SHARES
                                       OF
                                  GAINSCO, INC.


        SERIES C REDEEMABLE PREFERRED STOCK, PAR VALUE $100.00 PER SHARE


         Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, and pursuant to Article 4 of its Articles of Incorporation, as amended, the undersigned, GAINSCO, INC. (the "Company"), hereby submits the following statement for the purposes of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

         I. The name of the Company is GAINSCO, INC.

         II. The following resolution establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Company on March 21, 2001:

         RESOLVED, by the Board of Directors (the "Board") of the Company, that pursuant to authority expressly granted to and vested in the Board by the provisions of the Articles of Incorporation of the Company (the "Articles of Incorporation"), the Board hereby creates a third series of the class of authorized Preferred Stock, par value $100.00 per share (the "Preferred Stock"), of the Company, and authorizes the issuance thereof, and hereby fixes the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, as follows:

         SECTION 1. Designation of Series; Rank. The shares of such series shall be designated "Series C Redeemable Preferred Stock" (hereinafter called "Series C Preferred Stock"). The Series C Preferred Stock shall for all purposes be senior to the Series A Convertible Preferred Stock and the common stock of the Company ("Common Stock"), and pari passu with the Series B Convertible Redeemable Preferred Stock of the Company (the "Series B Preferred Stock"). As used herein and subject to the provisions hereof, the "Series C Stated Value" per share of the Series C Preferred Stock shall initially be equal to One Thousand Dollars ($1,000.00), as proportionately adjusted to reflect any combination (including by reverse stock split) of, subdivision (including by stock split or stock dividend) of, or other fundamental change (without the Company receiving consideration therefor) in, the outstanding number of shares of Series C Preferred Stock.



STATEMENT OF RESOLUTION -SERIES C PREFERRED - PAGE 1

         SECTION 2. Number of Shares. The number of shares of Series C Preferred Stock shall be 3,000, which number the Board may decrease (but not below the number of shares of the series then outstanding).

         SECTION 3. Dividends. The Series C Preferred Stock shall rank senior in preference to the Common Stock, and to any other capital stock of the Company ranking junior to the Series C Preferred Stock, with respect to dividends. Subject to the provisions below, the holders of shares of the Series C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, as legally available, cumulative cash dividends. The rate of dividends per share shall be expressed as a percentage of the Series C Stated Value in effect at the relevant time (as applicable, "Series C Dividend Rate") and shall be an annual rate equal to ten percent (10%) until the third anniversary of the date on which the shares of Series C Preferred Stock are originally issued (the "Original Issue Date"), and twenty percent (20%) thereafter. Such dividends on shares of Series C Preferred Stock shall be cumulative from the date such shares are issued, whether or not in any period the Company shall be legally permitted to make the payment of such dividends and whether or not such dividends are declared. Subject to Section 11 hereof, on each April 1, July 1, October 1, and January 1 occurring after the Original Issue Date (as applicable, each a "Series C Dividend Payment Date") and on or prior to the third anniversary of the Original Issue Date, cash dividends on the Series C Preferred Stock may be payable in full or in part at the discretion of the Company. Subject to Section 11 hereof, on each Series C Dividend Payment Date occurring after the third anniversary of the Original Issue Date, cash dividends on the Series C Preferred Stock shall be payable in an amount equal to at least half of the dividend that accrues during each calendar quarter then-ended. If on any date of payment of dividends on the Series C Preferred Stock (including, without limitation, a Series C Dividend Payment Date), the Company does not also fully pay all then-accrued and unpaid dividends on the Series B Preferred Stock, then the total amount of cash to be paid to the holders of Series C Preferred Stock and Series B Preferred Stock shall be allocated between such series, pro-rata according to the relative amounts of then-accrued and unpaid dividends on each such series, and then payment among the holders of each series shall be made pro-rata according to the ownership of outstanding shares within such series.

         Cumulative dividends shall at all times accrue at a compounded rate equal to the then-applicable Series C Dividend Rate and shall accrue from and including the date of issuance of such shares to and including a Series C Dividend Payment Date. Such dividends shall accrue whether or not there shall be (at the time such dividend becomes payable or at any other time) profits, surplus or other funds of the Company legally available for the payment of dividends. At all times prior to the third anniversary of the Original Issue Date, and at all times on or after the third anniversary of the Original Issue Date at which any dividends with respect to the Series C Preferred Stock have accrued but remain unpaid, absent the affirmative vote of the holders of a majority of the shares of Series C Preferred Stock then outstanding, the Company shall not declare, pay or set apart for payment or make any distribution with respect to shares of the Common Stock or any other capital stock of the Company ranking junior to the Series C Preferred Stock. The holders of shares of Series C Preferred Stock shall not be entitled to share in any dividend or distribution that is properly declared, paid or set apart for payment on or in



STATEMENT OF RESOLUTION -SERIES C PREFERRED - PAGE 2 respect of the Common Stock or any other class of securities of the Company, including any dividends or other distributions payable in Common Stock or other securities of the Company, or warrants or rights to purchase Common Stock or other securities of the Company.

         Dividends on the Series C Preferred Stock shall be calculated on the basis of the time elapsed from and including the date of issuance of such shares to and including the Series C Dividend Payment Date or on any final distribution date relating to conversion or redemption of Series C Preferred Stock or to a dissolution, liquidation or winding up of the Company. Dividends payable on the shares of Series C Preferred for any period of less than a full calendar quarter shall be prorated for the partial quarter on the basis of a 90-day quarter.

         To the extent dividends are not paid on a Series C Dividend Payment Date, all dividends that shall have accrued on each share of Series C Preferred Stock outstanding as of such Series C Dividend Payment Date shall, only for purposes of calculating dividends thereon, be added to the Series C Stated Value of such share of Series C Preferred Stock and shall remain a part thereof until paid, and dividends shall accrue at the applicable Series C Dividend Rate and be paid on such share of Series C Preferred Stock on the basis of the Series C Stated Value, as so adjusted.

         SECTION 4. No Sinking Fund. The Series C Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

         SECTION 5. Liquidation. Each holder of the Series C Preferred Stock shall, in case of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, be entitled to receive in full out of the assets of the Company, including its capital, in preference to the holders of shares of the Common Stock and of any other capital stock of the Company ranking junior to the Series C Preferred Stock, an amount per share of Series C Preferred Stock as follows (the "Series C Liquidation Value"): (i) the Series C Stated Value, plus (ii) only to the extent, if any, not already included in the Series C Stated Value, an amount equal to all accrued dividends then unpaid on each such share of Series C Preferred Stock. After payment to the holders of the Series C Preferred Stock of the amount set forth in the preceding sentence and any amounts due to the holders of any other stock ranking as to any such distribution on a parity with the Series C Preferred Stock, the remaining assets of the Company shall be distributed to the holders of the Company's stock (including the Company's Series A Preferred Stock) in the priority established by, and otherwise in accordance with, the Articles of Incorporation and applicable law. If upon any liquidation, dissolution or winding up of the Company, the amounts payable with respect to the Series C Preferred Stock and any other stock ranking as to any such distribution on a parity with the Series C Preferred Stock (including, without limitation, the Series B Preferred Stock) are not paid in full, the holders of the Series C Preferred Stock and of such other stock will share ratably in any such distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

         The Company agrees to provide written notice, at least ten days prior to such event, to all holders of Series C Preferred Stock (at their most recent addresses then reflected in the Company's records) of any of the following events, and for purposes of this Section 5, but



STATEMENT OF RESOLUTION -SERIES C PREFERRED - PAGE 3 subject to Section 11, the occurrence of any of the following may, at the election of the holders of a majority of the shares of Series C Preferred Stock then outstanding, be deemed to be a liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, that shall entitle such Series C Preferred Stock holder to receive (within the twenty-day period following the occurrence of such event, with such twenty-day period being tolled during any time that the Corporation fails to provide notice as required above in this paragraph), on account of its Series C Preferred Stock, the consideration (whether in the form of cash, securities or other property) of the preferential amounts as specified above in this Section 5: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than a "beneficial owner" (as defined below) of Preferred Stock as of the date immediately following the Original Issue Date, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that for purposes of this clause (a) such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Company's capital stock (a "Change of Control");
(b) a consolidation, reorganization or merger of the Company with one or more entities; or (c) the sale, lease, exchange or transfer of all or substantially all the assets of the Company, provided that in the case of clauses (b) and (c), the other party to such transaction is not a beneficial owner of Preferred Stock as of the date immediately following the Original Issue Date or a person of which more than 80% of the total voting power and outstanding securities are owned prior to the date of such transaction by the Company.

         SECTION 6. Conversion Rights. The Series C Preferred Stock is not convertible into Common Stock or any other security of the Company.

         SECTION 7. Voting Rights.

         (a) Generally. The holders of shares of the Series C Preferred Stock shall not be entitled to vote, except as a class on any matter as required by law or provided herein.

         (b) Amendments. So long as any shares of the Series C Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of shares representing at least a majority of the number of shares of Series C Preferred Stock outstanding on the record date for such meeting and present in person or by proxy, adopt any amendment to its Articles of Incorporation if such amendment would (i) increase the authorized number of shares of Series C Preferred Stock, (ii) change any of the rights or preferences of the then outstanding Series C Preferred Stock or (iii) authorize any class or series of Preferred Stock (other than the Series B Convertible Preferred Stock) or other class of capital stock of the Company ranking senior to, or pari passu with, the Series C Preferred Stock.

         (c) Fundamental Change Transaction. So long as a majority of the shares of the Series C Preferred Stock initially issued are outstanding, the Company shall not, without the affirmative vote of the holders of shares representing at least a majority of the Series C Preferred



STATEMENT OF RESOLUTION -SERIES C PREFERRED - PAGE 4

Stock then outstanding, voluntarily consummate a Fundamental Change Transaction. As used herein, "Fundamental Change Transaction" means any (i) transaction (including without limitation, a merger, consolidation, statutory share exchange, sale, lease, exchange or transfer of all or substantially all of the Company's assets or capitalization of the Common Stock), as a result of which shares of Common Stock (or any other securities of the Company then issuable upon conversion of the Series C Preferred Stock) shall be converted to the right to receive stock, securities or other property (including cash or any combination thereof), (ii) payment of dividend or other distribution on any security other than Common Stock ranking junior to the Series C Preferred Stock,
(iii) incurrence of indebtedness for money borrowed that would cause the principal amount of the Company's then-outstanding total indebtedness for money borrowed to exceed $15,500,000 at any time, or (iv) Change of Control.

         SECTION 8. Action by Consent. Any action required or permitted to be taken at any meeting of the holders of the Series C Preferred Stock may be taken without such a meeting if a consent or consents in writing, setting forth the actions so taken, is signed by the holders of at least sixty percent (60%) of the outstanding shares of Series C Preferred Stock.

         SECTION 9. Preemptive Rights. The holders of the Series C Preferred Stock will have no preemptive rights whatsoever except as may be set forth in a separate written instrument executed by the Company and one or more holders of the Series C Preferred Stock.

         SECTION 10.  Redemption Rights.

         (a)      Optional Redemption.

                  (i) The Series C Preferred Stock is not redeemable prior to the fifth anniversary of the Original Issue Date.

                  (ii) Subject to Section 11 hereof, at all times on and after the fifth anniversary of the Original Issue Date, each share of the Series C Preferred Stock is redeemable, in whole at any time or from time to time in part, at the option of the Company at a redemption price equal to the Series C Liquidation Value.

                  (iii) Subject to Section 11 hereof, at all times on and after the sixth anniversary of the Original Issue Date, upon the consent of the holders of at least a majority of the shares of Series C Preferred Stock then outstanding, each holder of the Series C Preferred Stock may cause the Company to redeem, in whole at any time or from time to time in part, such holder's Series C Preferred Stock at a per-share redemption price equal to the Series C Liquidation Value.

         (b) Procedure. If less than all of the outstanding shares of Series C Preferred Stock are to be redeemed, the shares to be so redeemed shall be chosen pro rata or by lot; provided,



STATEMENT OF RESOLUTION -SERIES C PREFERRED - PAGE 5 however, that the Company may elect to redeem all of the Series C Preferred Stock of any holder who after the redemption of part of his Series C Preferred Stock would hold less than 100 shares of Series C Preferred Stock. The Board may cause the stock transfer books of the Company to be closed as to the shares so called for redemption. If the holder of shares of Series C Preferred Stock which have been called for redemption shall not, within two years after the redemption date, claim the redemption funds, then such funds will be paid over to the Company.

         (c) Effects. Subject to Section 11 hereof, the Company may deposit the aggregate Series C Liquidation Value for all shares of Series C Preferred Stock called for redemption prior to the date fixed for redemption in a trust with any commercial bank in Fort Worth or Dallas, Texas having a capital and surplus of more than $100,000,000. If such deposit is made, then from and after the date so fixed for redemption holders of Series C Preferred Stock called for redemption shall cease to be shareholders in respect of the shares so called for redemption, all dividends on the shares of Series C Preferred Stock so called for redemption shall cease to accrue, such shares shall no longer be transferrable on the books of the Company, and such holders shall have no interest in or claim against the Company with respect to such shares except the right to receive payment of the applicable Series C Liquidation Value upon surrender of their certificates.

         (d) Notice. Notice of the redemption of any shares of Series C Preferred Stock shall be mailed by first-class mail to each holder of record of shares of Series C Preferred Stock to be redeemed at the address of each such holder shown on the Company's stock transfer books, not less than 60 days prior to the date fixed for redemption (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to any holder to whom the Company has failed to mail such notice and who has no knowledge of such redemption or except as to the holder whose notice was defective and who had no knowledge of such redemption). If less than all the shares owned by a holder are to be redeemed, the notice shall specify the number of shares and the certificate numbers thereof which are to be redeemed. Upon mailing any such notice of redemption, the Company shall become obligated to redeem at the time of redemption specified therein all shares called for redemption. In case less than all the shares represented by any certificate are redeemed pursuant to this Section, a new certificate to the Company or any person designated by the Board to serve as its agent for such purpose, be issued to the holder thereof representing the unredeemed shares without cost to such holder.

         (e) Restoration. Upon redemption of shares of Series C Preferred Stock, the shares so redeemed shall have the status of authorized but unissued shares of Preferred Stock but shall not be reissued as shares of Series C Preferred Stock.

         SECTION 11. Limitations.

         Any election by or obligation of the Company to declare or pay any dividend or other distribution on or in respect of, or to redeem, any shares of the Series C Preferred Stock is conditioned upon and subject to the action not contravening (i) Article 2.38 of the Texas



STATEMENT OF RESOLUTION -SERIES C PREFERRED - PAGE 6

Business Corporation Act, as amended (and the comparable provisions of any amended or successor law), or any other applicable laws; provided, however, that the Board covenants to use its best efforts to take such actions as will cause the redemption not to contravene Article 2.38 or other applicable law and will avail itself of the exception set forth in Article 2.38C(2)(d) (and the comparable provisions of any amended or successor law) to the maximum extent possible; (ii) the Senior Credit Agreement (as defined below); or (iii) any other credit agreement or other financing agreement involving an aggregate principal amount of not less than $3,000,000 to which the Company hereafter becomes a party in a transaction authorized by the Board, including the affirmative vote of at least one director nominated by persons who beneficially own Series C Preferred Stock, whether such nomination is made on account of Series C Preferred Stock or any other class of capital stock of the Company beneficially owned by such holders.

         For the purposes of this Section 11, "Senior Credit Agreement" shall mean that certain Credit Agreement dated as of November 13, 1998 among the Company, GAINSCO Service Corp. and Bank One, N.A. (as amended through the Original Issue Date or as hereafter amended, supplemented, modified or restated upon the authorization of the Board, including the affirmative vote of at least one director nominated by persons who beneficially own Series C Preferred Stock, whether such nomination is made on account of Series C Preferred Stock or any other class of capital stock of the Company beneficially owned by such holders).

         IN WITNESS WHEREOF, this Statement of Resolution is executed on behalf of the Company by its President and attested by its Secretary this 22nd day of March, 2001.


                                    GAINSCO, INC.



                                    By: /s/ Glenn W. Anderson
                                        -------------------------------------
                                        Glenn W. Anderson,
                                        President and Chief Executive Officer